SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 12, 2003

(Date of Report)

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185

(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On February 12, 2003, Fisher Communications, Inc. (the “Company”) issued a press release regarding several matters, including fourth quarter and year-end 2002 financial results, the completion of a review of strategic alternatives by the Company’s Board of Directors and the retirement of director John Mangels. A copy of that press release is attached hereto as exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press Release issued February 12, 2003.

99.2	Letter to Employees dated February 12, 2003.

99.3	Letter to Shareholders dated February 12, 2003.

Item 9. Regulation FD Disclosure.

The Company sent to its employees a letter dated February 12, 2003 regarding the completion of a review of strategic alternatives by the Company’s Board of Directors. A copy of that letter to employees is furnished and not filed hereto as Exhibit 99.2 pursuant to Regulation FD.

The Company mailed to its shareholders a letter dated February 12, 2003 regarding the completion of a review of strategic alternatives by the Company’s Board of Directors. A copy of that letter to shareholders is furnished and not filed hereto as Exhibit 99.3 pursuant to Regulation FD.

Some of the statements in the exhibits to this Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as ‘aims, anticipates, believes, estimates, expects, hopes, intends, plans, predicts, projects or targets’ or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be fully evaluated by events that will occur in the future. Forward-looking statements in the exhibits include, without limitation, the statement regarding the expectation of the company that it will use the majority of the proceeds of selected asset sales to further reduce debt and strengthen its balance sheet, the statement regarding the expected amount and use of proceeds of the sale of the Georgia stations, the statement of belief regarding the company’s direction, the statement regarding the determination that the company should continue to position its operations for improved performance, and the statement regarding capitalizing on initiatives that will increase the revenue base. There are many risks and uncertainties that could cause actual results to differ materially from those predicted in our forward-looking statements. Without limitation, these factors include the following: future asset sales may not take place, the company may decide to use proceeds from such sales, if they occur, for purposes other than debt reduction or strengthening the balance sheet, such as pursuing other business opportunities, the sale of the Georgia stations is subject to closing conditions and may not occur, or may not occur on terms previously announced, if those closing conditions are not satisfied, and the risk that the company’s positioning for improved performance may not result in improved performance and that the company may be unable to capitalize on initiatives to increase its revenue base, due to, among other factors, the weak economy in the Northwest, the possible continuation of a weak advertising market, and the possible continued weak performance by the ABC television network, all of which could adversely affect the company’s business and results of operations. Other factors that could cause actual results to differ materially from those predicted in our forward-looking statements are set out in the company’s reports filed with the SEC, including its Annual Report on Form 10-K filed on March 27, 2002 and its Quarterly Report on Form 10-Q for the third quarter of 2002, filed on November 14, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

	By:	/s/ David Hillard
Dated: February 12, 2003		David D. Hillard Senior Vice President Chief Financial Officer

Exhibit Index

99.1	Press Release issued February 12, 2003.

99.2	Letter to Employees dated February 12, 2003.

99.3	Letter to Shareholders dated February 12, 2003.